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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 16, 2005
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     1-14896                  11-3027591
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 17, 2005, the Company issued a press release announcing that it had entered into a Settlement Agreement with PowerDsine, Inc. (NASDAQ: PDSN) and PowerDsine Ltd. which dismissed, with prejudice, a civil action brought by PowerDsine Ltd. against the Company in the United States District Court for the Southern District of New York that sought a declaratory judgment that the Company's remote power patent (U.S. Patent No. 6,218,930) was invalid and not infringed by PowerDsine and/or its customers. The text of the Company's press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The text of the Settlement Agreement is furnished as Exhibit 10.1 hereto.




ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit Number      Description
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    10.1            Settlement Agreement, dated November 16, 2005, among the
                    Company, PowerDsine Ltd. and PowerDsine, Inc.

    99.1            Press Release, dated November 17, 2005


















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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NETWORK-1 SECURITY SOLUTIONS, INC.



Dated: November 17, 2005               By: /S/ Corey M. Horowitz
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                                           Name: Corey M. Horowitz
                                           Title: Chairman & Chief Executive
                                                  Officer